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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the incorporation by reference in the Registration Statement (Form S-8) and related Prospectus pertaining to the 1995 Stock Incentive Plan of Ametek, Inc. of our report dated January 31, 1995, with respect to the consolidated financial statements and schedules of Ametek, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1994, filed with the Securities and Exchange Commission.

                                       /s/ ERNST & YOUNG LLP



Philadelphia, Pennsylvania
June 26, 1995